EXECUTION VERSION
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                          STOCKHOLDER VOTING AGREEMENT

                                     among

                               CHARLES W. ERGEN,

                      THE SAMBURU WARRIOR REVOCABLE TRUST

                                      and

                            VIVENDI UNIVERSAL, S.A.

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                                  Dated as of

                               December 14, 2001

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                    STOCKHOLDER VOTING AGREEMENT (this "Agreement"), dated as of
               December 14, 2001, between VIVENDI UNIVERSAL, S.A., a societe anonyme organized under the laws of France ("Vivendi" or the "Investor"), and the Stockholders (as defined herein).

         WHEREAS, in order to facilitate the transactions contemplated by the Investment Agreement dated as of December 14, 2001 (the "Investment Agreement"), between EchoStar Communications Corporation, a Nevada corporation (the "Company"), and the Investor, and as a condition to the willingness of the Investor to consummate the transactions contemplated by the Investment Agreement, the Stockholders and the Investor have agreed to enter into this Agreement concerning certain voting and governance arrangements relating to the Company and its capital stock to become effective following consummation of the transactions contemplated by the Investment Agreement;

         WHEREAS, as of the date hereof, CWE (as defined below) owns, legally or beneficially, 2,353,866 shares of Class A Common Stock, par value $0.01 per share, of the Company (the "Class A Common Stock"), and the CWE Trust (as defined below) owns, legally or beneficially, 238,435,208 shares of Class B common stock, par value $0.01 per share, of the Company (the "Class B Common Stock") (such shares of Class A Common Stock and Class B Common Stock, together with any other shares of Voting Securities (as defined below) acquired by either Stockholder after the date of this Agreement and during the term of this Agreement (including through the exercise of any stock options, warrants or similar instruments), but excluding, at any time of determination, any such Voting Securities that either Stockholder shall have disposed of prior to such time, being collectively referred to herein as the "Subject Shares").


         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                   Definitions

         SECTION 1.01. Definitions.

         The following terms, when used in this Agreement, shall have the following meanings:

         "51% Holder" means the Investor, so long as the Investor, together with its wholly owned subsidiaries, beneficially owns any combination of:

         (a) shares of Series D mandatorily convertible participating preferred stock, par value $0.01 per share, of the Company (the "Preferred Stock"); or


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         (b) Class A Common Stock issued upon conversion of the Preferred Stock, that together would represent (if all such Preferred Stock were converted into Class A Common Stock) at least 51% of the Class A Common Stock issuable upon conversion of all the Preferred Stock originally issued to the Investor (or its wholly owned subsidiaries) pursuant to the Investment Agreement, as adjusted for stock splits, combinations, subdivisions and similar changes to the Company's capital structure.

         "10% Holder" means the Investor, so long as the Investor, together with its wholly owned subsidiaries, beneficially owns at least 10% of the shares of Class A common stock, par value $0.01 per share, of the Surviving Corporation (the "New Class A Common Stock") that are issued to the Investor and its wholly owned subsidiaries upon consummation of the Merger, as adjusted for stock splits, combinations, subdivisions and similar changes to the Surviving Corporation's capital structure.

         "CWE" means Charles W. Ergen.

         "CWE Trust" means The Samburu Warrior Revocable Trust, created by that Certain Trust Instrument Establishing The Samburu Warrior Revocable Trust, Charles W. Ergen, Trustee.

         "Hughes" means Hughes Electronics Corporation, a Delaware corporation.

         "Merger" means the transactions contemplated by Article I of the Merger Agreement.

         "Merger Agreement" means the Agreement and Plan of Merger dated as of October 28, 2001, by and between the Company and Hughes, as it may be amended from time to time.

         "Merger Date" means the date upon which the Merger is consummated.

         "Surviving Corporation" means the surviving corporation in the Merger, or, if any successor entity replaces the surviving corporation in the Merger following the Merger Date, such other entity.

         "Stockholders" mean each of (i) CWE and (ii) the CWE Trust.

         "Voting Securities" means Class A Common Stock, Class B Common Stock, and any other securities of the Company entitled to vote generally in the election of directors of the Company.


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                                   ARTICLE II

                       Terms of the Stockholder Agreement

         SECTION 2.01. Covenants of the Stockholders. (a) Subject to the provisions of Sections 2.01(b) and 2.04, each Stockholder covenants and agrees that: (i) the Stockholder shall exercise all authority under applicable law, including voting all Subject Shares or executing any written consent in respect thereof, if necessary, to cause Jean-Marie Messier, chairman and chief executive officer of the Investor ("JMM"), to become, effective as of the date on which the transactions contemplated by the Investment Agreement are consummated, a member of board of directors of the Company (the "Board of Directors"); (ii) the Stockholder shall exercise all authority under applicable law, including voting all Subject Shares or executing any written consent in respect thereof, in connection with each meeting of the stockholders of the Company called for the election of directors coincident with the expiration of JMM's then current term to cause the slate of director nominees presented to the stockholders of the Company for election to the Board of Directors at such meeting to include JMM as a nominee; (iii) in any election of directors, or at any meeting of stockholders of the Company called for the election or removal of directors of the Company, the Stockholder shall be present, in person or by proxy (with the holder of any such proxy being irrevocably instructed to vote the Subject Shares subject thereto in accordance with this Section 2.01(a)), for purposes of establishing a quorum and shall vote all Subject Shares in such election or at such meeting (x) in favor of the election or re-election, as the case may be, of JMM, to the Board of Directors if JMM is on the slate of director nominees being considered for election or re-election and (y) otherwise against the removal of JMM from the Board of Directors; and (iv) in the event that JMM is unable to fill the positions listed in this Section 2.01(a) or is no longer the chief executive officer of Vivendi, Vivendi's then chief executive officer shall succeed to JMM's entitlements under this Section 2.01(a); provided, however, that nothing in this Section 2.01(a) shall require the Stockholder, acting solely in his capacity as a member of the Board of Directors, to take any action that the Stockholder reasonably determines would violate his fiduciary duties as a member of the Board of Directors.

         (b) The respective obligations of the Stockholders set forth in Section 2.01(a) will become effective in accordance with Section 2.04 and shall have no further force and effect upon the earliest to occur of: (i) the Merger Date; and
(ii) the date upon which the Investor ceases to be a 51% Holder.

         (c) The respective obligations of the Stockholders set forth in Section 2.01(a) are obligations to the Investor and are not personal to JMM.

         SECTION 2.02. Covenants of the Investor. The Investor covenants and agrees that, following the Merger Date, and for so long as the Investor is a 10% Holder, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the stockholders of the Surviving Corporation held thereafter which is called to seek stockholder approval or in any other circumstances upon which a vote, consent or other approval (including by written consent) is sought, the Investor shall, including by



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execution of a written consent solicitation if requested by the Surviving
Corporation in writing upon two days prior notice, vote (or cause to be voted, including by consent) all shares of New Class A Common Stock, and any other shares of capital stock of the Surviving Corporation held by the Investor or any of its wholly owned subsidiaries, in the manner recommended by the board of directors of the Surviving Corporation on all matters initially proposed for such stockholder approval by parties other than the Board of Directors or management of the Surviving Corporation.

         SECTION 2.03. Recusal and Related Matters. JMM acknowledges that, because of his position as chairman and chief executive officer of Vivendi, it would be inappropriate for him to be made aware in his capacity as a member of the Board of Directors or a member of the board of directors of the Surviving Corporation, as the case may be, of certain competitively sensitive information. Accordingly, JMM hereby agrees that at any meeting of either such board of directors at which a vote is to be taken on any matter relating to any agreement or arrangement between the Company or the Surviving Corporation, as the case may be, and any programmer (including Vivendi), he will recuse himself from voting on such matter and will absent himself from any meeting (or portion thereof) at or during which such matters or the Company's or the Surviving Corporation's program acquisition policy are to be discussed. JMM further acknowledges that, because of the abovementioned considerations, neither the Company nor the Surviving Corporation shall be obligated to, nor will it, provide him with any materials or access to information that is competitively sensitive (because of JMM's position as chairman and chief executive officer of Vivendi, or, if JMM ceases to hold such positions, otherwise as a director, officer or employee of, or consultant to, Vivendi or any of its subsidiaries), or the provision to him of which, in the good faith determination of the Company or the Surviving Corporation, as the case may be, could reasonably be expected to be violative of applicable law, notwithstanding his position as a member of the Board of Directors or as a member of the board of directors of the Surviving Corporation. The Investor acknowledges and agrees that any future chief executive officer of Vivendi who succeeds to JMM's entitlements under Section 2.01(a) in accordance with Section 2.01(a)(iv), will be subject to the foregoing obligations.

         SECTION 2.04. Effectiveness of Obligations. Notwithstanding anything to the contrary in this Agreement, the agreements, covenants and obligations set forth in Sections 2.01, 2.02 and 2.03 shall be effective as of and, in accordance with their terms from and after, but not prior to, the Closing (as such term is defined in the Investment Agreement).

         SECTION 2.05. Certain Representations and Warranties of Each of the Stockholders. Each of the Stockholders represents and warrants to the Investor that: This Agreement has been duly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by the Investor, constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms. The Stockholder is the record and beneficial owner of the Subject Shares referred to in the preamble hereto as being owned by him or it, as the case may be, as of the date hereof. As of the date hereof, the Stockholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares



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referred to in the preamble hereto as being owned by him or it, as the case may be, as of date hereof. The Stockholder has the sole right to vote the Subject Shares owned by him or it, as the case may be, as of the date hereof, and none of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Subject Shares that would prohibit or limit the Stockholder from voting such Subject Shares in accordance with this Agreement.


                                  ARTICLE III

                               General Provisions

         SECTION 3.01. Termination. Notwithstanding anything to the contrary in this Agreement, this Agreement shall be terminated and the transactions contemplated by this Agreement abandoned upon the termination of the Investment Agreement in accordance with its terms. If the Closing (as such term is defined in the Investment Agreement) occurs, this Agreement shall terminate upon the latest to occur of (i) the Investor ceasing to be a 10% Holder and (ii) JMM or any future chief executive officer of the Investor ceasing to be a member of the Board of Directors or the board of directors of the Surviving Corporation.

         SECTION 3.02. Amendments and Waivers. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. By an instrument in writing, the Investor, on the one hand, or the Stockholder, on the other hand, may waive compliance by the other with any term or provision of this Agreement that such other party was or is obligated to comply with or perform.

         SECTION 3.03. Notices. All notices and other communications required or permitted to be given hereunder shall be in writing and be delivered by hand or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or overnight courier service and shall be deemed given when so delivered by hand; or facsimile (upon receipt of confirmation), or if mailed, one day after mailing, as follows:

         (i) If to the Investor, to:

                    Vivendi Universal
                    42, Avenue de Friedland
                    75380 Paris Cedex 08
                    France
                    Fax:  33-1-7171-1414
                    Attention:  Mr. Guillamme Hannezo


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         with a copy to:

                    Cravath, Swaine & Moore
                    Worldwide Plaza
                    825 Eighth Avenue
                    New York, NY 10019
                    United States
                    Fax:  212-474-3700
                    Attention: Faiza J. Saeed, Esq.; and

         (ii) If to a Stockholder, to:

                    Charles W. Ergen
                    c/o EchoStar Communications Corporation
                    5701 South Santa Fe Drive
                    Littleton, Colorado 80120
                    Fax:  303-723-1699

         with a copy to:

                    EchoStar Communications Corporation
                    5701 South Santa Fe Drive
                    Littleton, Colorado 80120
                    Fax:  303-723-1699
                    Attention:  David K. Moskowitz, General Counsel

         SECTION 3.04. Interpretation; Certain Definitions. (a) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         (b) For all purposes hereof:

         "including" means including, without limitation; and

         "subsidiary" of any person means another person, an amount of the voting securities, other voting rights or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person.

         SECTION 3.05. Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.


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         SECTION 3.06. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more such counterparts has been signed by each of the parties and delivered to the other parties.

         SECTION 3.07. Entire Agreement; No Third-Party Beneficiaries. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         SECTION 3.08. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York regardless of the laws that might otherwise apply under applicable principles of law thereof.

         SECTION 3.09. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties. Without limiting the generality of the foregoing, the rights of the Investor under Section 2.01(a) shall not be transferable to any other person or entity, including any transferee or purported transferee of shares of Preferred Stock or Class A Common Stock. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

         SECTION 3.10. Enforcement. The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any New York state court, any Federal court located in the State of New York or any Colorado state court or Federal court located in the State of Colorado, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any New York state court or any Federal court located in the State of New York or any Colorado state court or Federal court located in the State of Colorado in the event any dispute arises out of this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement in any court other than a New York state court or any Federal court located in the State of New York or any Colorado state court or Federal court located in the State of Colorado and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any transaction contemplated hereby.



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                  IN WITNESS WHEREOF, the Investor and the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.

                                          VIVENDI UNIVERSAL, S.A.,

                                            by  /s/ Jean-Marie Messier
                                               ---------------------------------
                                               Name:  Jean-Marie Messier
                                               Title: Chairman and Chief
                                                      Executive Officer


                                          Charles W. Ergen,

                                            by  /s/ Charles W. Ergen
                                               ---------------------------------
                                               Name:  Charles W. Ergen



                                          THE SAMBURU WARRIOR REVOCABLE TRUST,

                                            by  /s/ Charles W. Ergen
                                               ---------------------------------
                                               Name:  Charles W. Ergen
                                               Title: Trustee



Acknowledged and agreed
as of the day and year first
above written:


 /s/ Jean-Marie Messier
---------------------------------
Jean-Marie Messier